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Exhibit 99.7

HALO Industries, Inc.
February 2002

Case #01-10000 (HALO Industries DIP)

Exhibit A—Consolidated HALO DIP

MOR#1—Cash Receipts & Disbursements

In re HALO Industries, Inc.	Case No. 01-10000
Debtor	Reporting Period: Feb. 2002

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

		BANK ACCOUNTS			CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW (RECEIPTS LESS DISBURSEMENT)
CASH—END OF MONTH
*
COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

FORM MOR-1
(9/99)

See Exhibit "A"

HALO INDUSTRIES—DIP	Actual February	Budget February	Variance Fav/(Unfav)
CASH FLOW PROJECTION FOR THE WEEK ENDING
CASH RECEIPTS	14,417	16,956	(2,539)
OTHER CASH RECEIPTS	1,752	465	1,287

TOTAL CASH RECEIPTS	16,169	17,421	(1,253)

CASH REQUIREMENTS
PRODUCT	4,612	11,253	6,641
SUPPLIER DEPOSIT	—	—	—
PREPAYMENTS	—	—	—
SELLING EXPENSE
COMMISSIONS	2,270	3,590	1,320
WAGES	367	462	95
SEVERANCE	—	—	—
PAYROLL TAX	173	310	137
SALES ASST.	—	—	—
SAMPLE EXPENSE	33	76	43
MARKETING EXP	0	—	(0)
CATALOGS	1	91	90
ADVERTISING	0	14	14
AUTOMOBILE	4	3	(1)
TRAVEL	—	20	20
MEALS & ENT.	—	—	—
PROMOTION & BUS. EXP.	0	—	(0)
EXHIBITS & SHOWS	—	8	8
NATIONAL MEETING EXP.	—	4	4
REGIONAL EXP MEETING	—	—	—
REBATE, ROYALTIES & REFUNDS	214	100	(114)
RECRUITING EXPENSE	—	2	2
TELEMARKETING	—	2	2

TOTAL SELLING	3,063	4,681	1,618

G&A EXPENSES
WAGES	1,517	901	(615)
WAGES — SEVERANCE	173	321	148
RETENTION BONUS	523	185	(338)
TEMP HELP	27	30	3
SALARY—OTHER	—	—	—
PAYROLL TAXES	140	84	(56)
EMPLOYEE BONUS	—	—	—
EDUCATION/TRAINING	—	6	6
401K EXP	180	16	(164)
GROUP INSURANCE	115	—	(115)
SELF INSURANCE CLAIMS	344	184	(160)
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	30	24	(6)
M&E	15	13	(2)
AUTO EXP	—	1	1
RENT EXPENSE	104	137	33
RENT ADD ON EXP	11	84	73
UTILITIES	28	7	(21)
R&M & CAP EX	70	6	(64)
ALARM SERVICE	0	0	(0)
MOVING EXP	51	5	(46)
EQUIP RENTAL	24	20	(4)
REAL ESTATE TAXES	—	1	1
TELEPHONE	176	89	(87)
TELEPHONE REPAIRS	35	5	(30)
FREIGHT HOUSE	67	66	(1)
POSTAGE	38	14	(24)
COLLECTION EXP	—	5	5
BANK/CREDIT CARD FEES	20	40	21

OFFICE EXP	4	15	11
PRINTING/STATIONARY	3	22	19
DUES & SUBS	4	6	2
DATA LINES	—	39	39
COMPUTER SUPPLIES	3	5	2
COMPUTER SUPPORT	5	10	5
OFFICE SUPPLIES	13	10	(3)
ART SUPPLIES	—	16	16
SHOP SUPPLIES	—	0	0
SHIPPING SUPPLIES	7	12	5
PROFESSIONAL FEES	704	281	(423)
GEN LIAB & PROPERTY	138	—	(138)
PUBLIC COMPANY EXPENSES	3	—	(3)
BUS LICENSES & FEES	1	12	10
USE TAX	—	1	1
TAX PENALTIES	—	—	—
SALES TAX	101	—	(101)
CONTRIBUTIONS	—	0	0
INTEREST	151	139	(11)
MISCELLANEOUS	1	18	17
MANAGEMENT FEE/(RECEIPT)	(950)	(375)	575

TOTAL G&A	3,875	2,454	(1,421)

TOTAL CASH DISBURSEMENTS	11,550	18,388	6,839

NET CASH FLOW	4,619	(967)	5,586

HALO Industries, Inc.
February 2002

Case #01-10000 (HALO Industries DIP)

Exhibit E—Consolidated Statement of Operations (MOR#2)

HALO DIP
STATEMENT OF OPERATIONS
(Income Statement)
February 28,2002

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$7,913,992	$104,267,507
Less: Returns and Allowances	—	(83)
Net Revenue	$7,913,992	$104,267,423
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	5,323,905	75,895,420
Gross Profit	2,590,087	28,372,003
OPERATING EXPENSES
Advertising	(6,747)	118,582
Auto and Truck Expenses	4,610	40,812
Bad Debts	32,993	350,920
Contributions
Employee Benefits Programs	383,595	1,860,847
Insider Compensation*	1,602,682	19,430,836
Insurance	44,923	457,130
Management Fee/Bonuses	477,112	1,293,273
Office Expense	32,538	319,332
Pension & Profit Sharing Plans
Repairs and Maintenance	81,469	558,189
Rent and Lease Expense	292,729	5,012,523
Salaries/Commission/Fees	1,081,208	10,293,824
Supplies	39,120	447,694
Taxes — Payroll	125,063	785,780
Taxes — Real Estate
Taxes — Other	12,567	266,849
Travel and Entertainment	69,750	631,039
Utilities	29,081	340,183
Other (attach schedule)	(202,106)	11,143,347
Total Operating Expenses Before Depreciation	4,100,585	53,351,160
Depreciation/Depletion/Amortization	411,022	3,128,527
Net Profit (Loss) Before Other Income & Expenses	(1,921,520)	(28,107,684)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	(52,801)	(210,752)
Interest Expense	675,227	3,804,270
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(1,299,094)	(24,514,166)
REORGANIZATION ITEMS
Professional Fees	760,699	6,681,810
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	(600)
Other Reorganization Expenses (attach schedule)	(507,382)	3,938,660
Total Reorganization Expenses	253,318	10,619,869
Income Taxes	—	—
Net Profit (Loss)	$(1,552,412)	$(35,134,035)
*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
STATEMENT OF OPERATIONS — continuation sheet
February 28, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Filing to Date
Other Costs
Sample expense	—	27,216
Sample amortization	59,156	537,915
Marketing	—	—
Catalogs	11,952	5,148,718
Promotion and business development	809	18,676
Exhibit & show expenses	15,000	122,105
National meeting expense	—	—
Regional meeting expense	—	3,500
Royalty fees	7,794	193,643
Recruiting expense	—	503
Telemarketing — phone	1,228	2,825
Other selling expenses	—	(1)
Intercompany Selling Expense	—	—
Telephone / facsimile	14,100	1,706,258
Postage and freight	67,751	924,477
Bank fees / credit card charges	51,715	623,189
Computer expenses	52,079	211,354
Public company expenses	40,731	347,202
Other	239	4,512,358
Allocation Exp	(524,660)	(3,236,591)
Total Other	(202,106)	11,143,347

HALO Industries, Inc.
February 2002

Case #01-10000 (HALO Industries DIP)

Exhibit F—Consolidated Balance Sheet (MOR#3)

HALO DIP
BALANCE SHEET
February 28, 2002

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(17,068,200)	1,207,623
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	34,013,205	47,810,047
Notes Receivable	—	—
Inventories	5,058,006	12,658,204
Prepaid Expenses	3,021,993	7,755,134
Professional Retainers
Other Current Assets (attach schedule)	188,334,842	192,206,777
TOTAL CURRENT ASSETS	$213,359,846	$261,637,784
PROPERTY AND EQUIPMENT
Real Property and Improvements	297,850	3,942,889
Machinery and Equipment	15,355,820	16,998,197
Furniture, Fixtures and Office Equipment	4,581,591	9,717,576
Leasehold Improvements	2,249,674	4,153,447
Vehicles	56,679	77,208
Less Accumulated Depreciation	(13,081,804)	(16,663,533)
TOTAL PROPERTY & EQUIPMENT	$9,459,811	$18,225,785
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	231,698,152	233,583,342
TOTAL OTHER ASSETS	$231,698,152	$233,583,342
TOTAL ASSETS	$454,517,809	$513,446,911
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	3,626,591	27,060,128
Taxes Payable (refer to FORM MOR-4)	(11,299,327)	(11,489,445)
Wages Payable	7,554,115	8,197,012
Notes Payable
Rent / Leases — Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	16,396,406	47,213,511
TOTAL POSTPETITION LIABILITIES	$16,277,785	$70,981,206
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	32,734,478	—
TOTAL PRE-PETITION LIABILITIES	$32,734,478	$—
TOTAL LIABILITIES	$49,012,262	$70,981,206
OWNER EQUITY
Capital Stock	470,592,994	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings — Pre-Petition	(53,855,412)	(18,714,695)
Retained Earnings — Postpetition	(8,974,311)	(27,067,242)
Adjustments to Owners Equity (attach schedule)	(2,257,724)	17,654,646
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$405,505,547	$442,465,703
TOTAL LIABILITIES AND OWNER'S EQUITY	$454,517,809	$513,446,909

* "Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
BALANCE SHEET — continuation sheet
February 28, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	188,334,842	192,206,777
Other Current Assets	188,334,842	192,206,777
Other Assets
Intangible Assets	10,283,580	14,051,075
Officer advances	(2,471)	30,938
Sample Inventory	6,680	6,680
Marketable securities	25,000	25,000
Note receivable	2,999,977	(23)
CSV — Life insurance	126,341	1,202,742
Security deposits	345,905	287,341
Other assets — miscellaneous	12,172	5,748
Deferred taxes — non current	2,717,076	2,717,076
Investments	215,183,892	215,256,766
Other Assets	231,698,152	233,583,342
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable-unvouchered receipts	1,236,303	574,217
Accounts payable — rebates receivable	(1,219,141)	(1,314,249)
Accounts payable — manual	6,693,697	9,916,853
Customer deposit	1,819,782	4,882,994
Accrued interest	4,742	4,742
Accrued WIP costs	—	—
Accrued expenses other	6,191,882	6,375,859
Due to Related Parties	15,000	—
Deferred Taxes — current	972,278	972,278
S/T Restructuring Reserve	6,299,576	9,213,061
Term loans	—	—
Line of credit	(5,767,779)	15,272,006
Capital lease obligations	—	—
Deferred rent	284	—
Deferred compensation	129,326	1,295,295
Deferred liabilities — other	20,455	20,455
Deferred payments — acquisitions	—	—
Deferred taxes — non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	16,396,406	47,213,511
Adjustments to Owner Equity
Unamortized compensation — SE	(935,620)	(1,035,620)
Cumulative translation adjustment	(1,322,104)	(290,092)
CTA — forecast category only	—	—
Retained Earnings — Other	—	18,980,358
Adjustments to Owner Equity	(2,257,724)	17,654,646

HALO Industries, Inc.
February 2002

Case #01-10000 (HALO Industries DIP)

Exhibit G—Schedule of Consolidated Post-Petition Tax Filings & Tax Payments (MOR#4)

In re HALO Industries, Inc.	Case No. 01-10000
Debtor	Reporting Period: Feb. 2002

STATUS OF POSTPETITION TAXES

        The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

        Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

        Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Tax Ending Liability
Federal
Withholding
FICA—Employee
FICA—Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

See Exhibit G

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

See Exhibit H1-H4

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

        Current vendor payments terms are Net 7 from receipt date of invoice.

FORM MOR-4
(9/99)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

HA-LO INDUSTRIES, INC
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
February 1, 2002 to February 28, 2002

DATE SUBMITTED:	9/9/2002
DATE REQUIRED:	3/14/2002
Vendor #	Payable To/ Address	Total Amount of Check
13824 PAYTO	Alabama Department of Revenue Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199	$659.63
13828 PAYTO	Tax Trust Acct Sales Tax Divison PO Box 830725 Birmingham, AL. 35283-0725	$37.49
	City of Arab Sales Tax Division P.O. Box 1324 Hartselle, AL 35640-1324	$—
23922 PAYTO	Baldwin County Sales & Use Tax Department P.O. Box 369 Foley, AL 36536	$5.95
13826 PAYTO	City of Birmingham P.O. Box 10566 Birmingham, AL 35296-0001	$—
13840 PAYTX	Cullman County 402 Arnold Street NE PO Box 1206 Cullman, AL 35056-1206	$1.26
12790 PAYTX	City of Decatur Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822	$—
13829 PAYTO	City of Huntsville City Clerk P.O. Box 040003 Huntsville, AL. 35804	$3.30
25578 PAYTO	Jefferson County Department of Revenue P.O. Box 830710 Birmingham, AL 35283-0710	$0.11
	Morgan County Sales Tax Office PO Box 1848 Decatur, AL. 35602	$—
15880 PAYTX	Colorado Department of Revenue Taxpayer Service Division 1375 Sherman Street Denver, CO 80261	$2,136.00

23382 PAYTO1	City & County of Denver Department of Revenue, Treasury Division P.O. Box 17430 Denver, CO 80217-0430	$750.56
10614 PAYTX	Commissioner of Revenue Services Department of Revenue Services P.O. Box 5030 Hartford, CT 06102-5030	$2,696.42
13834 PAYTO	State Tax Commission PO Box 76 Boise, ID 83707	$2,564.21
16885 PAYTO	Massachusetts Department of Revenue P.O. Box 7039 Boston, MA 02204	$2,722.77
14260 PAYTX	State of Michigan Dept 77802 Detroit, MI 48277-0003	1,077.61
1994 PAYTX	Minnesota Department of Revenue Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622	$2,271.00
13837 PAYTO	New Jersey Sales Tax CN-999 Trenton, NJ 08646-0999	$7,844.57
13833 PAYTX	NYS Sales Tax Processing General Post Office PO Box 1208 New York, NY 10116-1208	$13,693.36
14259 PAYTO1	North Carolina Department of Revenue PO Box 25000 Raleigh, NC 27640	$5,687.70
14259 PAYTO4	North Carolina Department of Revenue Mecklenburg Public Transportation PO Box 25000 Raleigh, NC 27640	$28.69
3568 PAYTAX	Treasurer of State of Ohio P.O. Box 16560 Columbus, OH 43266-00600	$17,468.30
13835 PAYTO	South Carolina Tax Commission SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102	$1,992.58
28769 PAYTX	Virginia Department of Taxation Processing Services Division PO Box 26626 Richmond, VA 23261-6626	$2,632.11
22156 PAYTO	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$1,068.38

16090 Qtrly PAYTX1	City of Bellevue P.O. Box 34372 Seattle, WA 98124-1372	$—

Subtotal of checks required		65,342.00

EFT's	NO CHECKS ARE REQUIRED	EFT's
	California Board of Equalization	$72,300.00
	Florida Dept of Revenue	$10,834.61
	Georgia Dept of Revenue	$34,682.81
	Indiana Dept of Revenue	$4,893.35
Prepays 3/6/2002	Illinois Dept of Revenue	$15,663.00
Prepays 3/14/2002	Illinois Dept of Revenue	$15,663.00
Prepays 3/21/2002	Illinois Dept of Revenue	$15,663.00
Prepays 3/29/2002	Illinois Dept of Revenue	$15,663.00
	Illinois Dept of Revenue	$—
	PA Dept of Revenue	$1,424.05
	Tennessee Department of Revenue	$7,097.00
	Texas Dept of Revenue	$42,082.46
	Wisconsin Department of Revenue	$1,098.78

Subtotal of EFTS		$237,065.06

Total Sales Tax Payments		$302,407.06

QuickLinks

February 2002 Consolidated HALO DIP
February 2002 Consolidated Statement of Operations
February 2002 Consolidated Balance Sheet
February 2002 Schedule of Consolidated Post–Petition Tax Filings & Tax Payments